                                                                   EXHIBIT 10.30

                               Table of Contents
                               -----------------


Defined Terms................................................   1
The Premises.................................................   3
Term.........................................................   4
Basic Annual Rent............................................   4
Additional Annual Rent.......................................   4
Tenant's Proportionate Share of Building Operating Expenses..   5
Rent Increase................................................   8
Construction of Tenant Improvements..........................   8
Use of Demised Premises......................................   8
Upkeep of Demised Premises...................................   8
Subletting and Assignment....................................   8
Fire Insurance...............................................  10
Alterations..................................................  10
Signs; Furnishings...........................................  11
Tenant's Equipment...........................................  12
Access.......................................................  12
Rules and Regulations........................................  13
Damage to Demised Premises...................................  13
Tenant's Property............................................  14
Liability....................................................  14
Insurance....................................................  15
Services.....................................................  15
Defaults and Remedies........................................  16
Insolvency...................................................  16
Condemnation.................................................  17
Security Deposit.............................................  17
Holding Over.................................................  17
Possession...................................................  18
Ground or Underlying Lease...................................  18
Subordination................................................  18
Approval.....................................................  19
Right to Cure Defaults.......................................  19
Construction Plans...........................................  19
Parking......................................................  19
Indemnity of Landlord........................................  20
Successors...................................................  20
No Partnership...............................................  20
No Representation by Landlord................................  20
Waiver of Jury Trial.........................................  20
Pronouns.....................................................  20
Invalidity of Provisions.....................................  20
Governing Law................................................  21
Headings.....................................................  21
Entire Agreement.............................................  21
No Offer or Option...........................................  21
Notices......................................................  21
Special Terms and Conditions.................................  21
Time of Essence and Consents.................................  21

                                 NRTC BUILDING
                                 OFFICE LEASE

     THIS LEASE is made as of this 1st day of February, 2000 by and between NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (hereinafter called the "Landlord") and INVENTA CORPORATION, a corporation formed under the laws of the State of California (hereinafter called the "Tenant").

     In consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Defined Terms.
          --------------

          A. "Additional Annual Rent" shall mean the addition to the Basic Annual Rent for each year of the term of this Lease on the first day of each Fiscal Year in the amount of the increase of Tenant's Proportionate Share of Building Operating Expenses for a particular Fiscal Year, or portion thereof.

          B. "Base Fiscal Year" shall mean the period from June 1, 2000 through May 31, 2001.

          C. "Basic Annual Rent" shall mean the rent for the Demised Premises in the sum of Two Hundred Sixty Three Thousand Six Hundred Ten and 00/100 Dollars ($263,610.00) annually, being Twenty One Thousand Nine Hundred Sixty Seven and 50/100 Dollars ($21,967.50) monthly.

          D. "Building" shall mean the structure known as the NRTC Building located at and known by the street address of Woodland Park, 2121 Cooperative Way, Herndon, Virginia 20171-3025, and, to the extent of the Landlord's interest, the driveways, walkways and parking areas.

          E. "Building Expense Percentage" shall mean the percentage determined by dividing the Demised Premises area, as specified in Paragraph 1.G. of the Lease provisions, by the total rentable area in the Building, said percentage being 5.4%.

          F. "Common Areas" shall mean the Building common, corridors, stairways, and elevators, the common walkways, loading dock and driveways necessary for access to the Building, the common toilets, corridors and elevator lobbies of any multi-tenant floor, and the parking areas for the Building, but excluding the meeting rooms and other meeting facilities located on the first level of the Building.

          G. "Demised Premises" shall mean the 9,090 square feet of space (as determined by the modified Washington Board of Realtors method) on the first floor of the Building and as shown on Exhibit A attached hereto.

          H. "Fiscal Year" shall mean the twelve month period from June 1 through May 31.

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

          I. "Landlord" shall mean National Rural Utilities Cooperative Finance Corporation, its successor and assigns.

          J. "Lease Commencement Date" shall mean the business day after the date that Landlord or the Contractor (as defined in Paragraph 6 below) notifies Tenant in writing that all Tenant Improvements (as defined in Paragraph 6 below) have been substantially completed in accordance with the approved Construction Plans (as defined in Paragraph 6 below) (exclusive of Punch List Items (as defined below) and Tenant approved "long lead" items) and the Demised Premises are in in broom clean condition. As used herein, the term "Substantial Completion" (or its grammatical variations) with respect to the Demised Premises shall mean when the Tenant Improvements (or so much of the Tenant Improvements which are not dependent upon prior installation or completion of long-lead items) to be performed by Landlord in the Demised Premises in accordance with the approved Construction Plans, and any approved revisions to such approved Construction Plans shall have been completed, and reasonable means of access and facilities necessary to Tenant's beneficial use and occupancy of the Demised Premises, including corridors, toilets, elevators, stairways and HVAC, sanitary water, parking and electrical facilities have been installed and are available to Tenant, notwithstanding (i) the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially adversely interfere with Tenant's beneficial use of the Demised Premises, and (ii) any incomplete items of construction, mechanical adjustment or decoration which are incomplete as a result of Tenant's failure in providing, supplying, or constructing any portion of the Tenant Improvements where Tenant is responsible for such completion. Said facilities shall not be deemed to be unavailable and shall not affect substantial completion if only minor or insubstantial details or construction, decoration or mechanical adjustment ("Punch List Items") remain to be done.

          K. "Lease Expiration Date" shall mean the date that is the day before five (5) years from the Lease Commencement Date.

          L. "Security Deposit" shall mean the sum of One Hundred Ninety Seven Thousand Seven Hundred Seven and 50/100 Dollars ($197,707.50) that the Tenant agrees to deposit with the Landlord upon execution and delivery of this Lease and to be held by the Landlord as set forth in Paragraph 24 hereof. In lieu of the cash Security Deposit referred to above, Tenant may deliver to Landlord, and shall maintain in effect at all times during the Term of this Lease following delivery hereof, a clean, unconditional and irrevocable letter of credit, substantially in the form of Exhibit B attached hereto (the "Letter of Credit") in the stated amount of One Hundred Ninety Seven Thousand Seven Hundred Seven and 50/100 Dollars ($197,707.50) (the "L/C Amount").

          Any such Letter of Credit shall: (i) be issued by a commercial bank reasonably satisfactory to Landlord ("Issuer"); (ii) be a standby, at-sight, irrevocable letter of credit; (iii) be payable to Landlord; (iv) require that any draw on the Letter of Credit be made only upon receipt by the Issuer of the original Letter of Credit and a sight draft or multiple partial sight drafts, without presentation of any other documents, statements or authorizations; (v) not expire prior to one year or longer after the date of its issuance and shall provide that it shall be automatically renewed from year to year unless terminated by the Issuer by notice to the Landlord given not less than sixty (60) days prior to the then expiration date thereof by certified or registered mail; (vi) provide that it is governed by the International Standby Practices 1998 published by the International Chamber of Commerce, Publication No. 590; and (vii) provide for a final expiration date (including any renewals) no earlier than ninety (90) days after the Lease Expiration Date.

          Landlord may draw upon such Letter of Credit, in whole or in part (at Landlord's option), if: (i) Tenant defaults with respect to any of the terms, conditions and covenants of this Lease on the Tenant's part to be observed or performed, including, but not limited to, the payment of rent or additional rent, and such default continues beyond the applicable grace period, if any, or (ii) Tenant, or anyone holding possession of the Demised Premises through Tenant, holds over in the Demised Premises after the expiration or sooner termination of the Term of this Lease; or (iii) Landlord is given notice that Issuer is terminating such Letter of Credit, or (iv) such Letter of Credit expires as of a stated date by its terms and is not replaced with a letter of credit meeting the criteria set forth in this Paragraph 1.L. at least thirty (30) days prior to such Letter of Credit's stated expiration date.

          Landlord may use, apply or retain the proceeds of the Letter of Credit to the same extent Landlord may use, apply or retain the Security Deposit, as set forth in Paragraph 24 hereof. Landlord shall only draw upon the Letter of Credit to the extent required to cure Tenant's default hereunder. !f Landlord partially draws down the Letter of Credit, Tenant shall, within fifteen (15) days after Landlord gives Tenant notice thereof, cause the amount of the Letter of Credit to be increased to the L/C Amount, or substitute cash security instead. If Tenant fully and faithfully complies with all of the terms, conditions and covenants of this Lease, any Letter of Credit, or any remaining portion of any sum collected by Landlord hereunder through a draw on such Letter of Credit, shall be returned to Tenant within sixty (60) days after the Lease Expiration Date and delivery of possession of the Demised Premises to Landlord in accordance with the provisions of this Lease.

          In the event Landlord transfers its interest in this Lease, Landlord may transfer the Security Deposit, including the Letter of Credit, to the transferee of the Landlord (the "Transferee"). If the Security Deposit is so transferred, Landlord shall thereupon be released from liability for the return of the Security Deposit, including the Letter of Credit, and Tenant shall look solely to the Transferee for the return of the Security Deposit in accordance with the terms of this Lease. The provisions of this paragraph shall apply to every such transfer of this Lease. If Landlord desires to transfer the Letter of Credit to such Transferee, Tenant shall cooperate in effecting such transfer; and Tenant shall pay the Issuer's usual and customary fee for transferring such Letter of Credit.

          If, on the dates hereinafter mentioned and referred to (i) no event which would constitute an event of default under Paragraph 21 hereof shall have occurred, regardless of whether such default has been cured, (ii) no event described in Paragraph 22 hereof shall have occurred, regardless of whether such event has been cured or whether any applicable cure period has lapsed, and (iii) Tenant shall have satisfied all of its other obligations under this Lease, Landlord agrees that the amount of the Security Deposit required hereunder (whether by Letter of Credit or cash) shall be reduced to

     One Hundred Thirty One Thousand Eight Hundred Two and 00/100 Dollars ($131,802.00) at the beginning of the 13th month of the term hereof, to Sixty Five Thousand Nine Hundred Two and 50/100 ($65,902.50) at the beginning of the 25th month of the term hereof, and to Twenty One Thousand Nine Hundred Sixty Seven and 50/100 Dollars ($21,967.50) at the beginning of the 37th month of the term hereof.

          Tenant shall have the right to substitute one letter of credit for another if the substitute letter of credit meets the requirements of this Paragraph 1.L. In addition, Tenant shall substitute another letter of credit meeting the requirements of this Paragraph 1.L. if the Issuer which has issued the Letter of Credit becomes insolvent or if the Letter of Credit is void, unenforceable or uncollectible. If the Issuer which has issued the Letter of Credit becomes unacceptable to Landlord for good reason, Tenant shall, within fifteen (15) days after notice is given Tenant by Landlord, deliver to Landlord either a substitute letter of credit meeting the requirements of this Paragraph 1.L. or cash security in the L/C Amount.

          If Landlord at any time, or from time to time, requests any reasonable change in the terms, conditions or provisions of such Letter of Credit, Tenant shall promptly cause such Letter of Credit to be so modified. If the Letter of Credit is lost, mutilated, stolen or destroyed, Tenant shall cooperate with Landlord's efforts to cause the Issuer to cancel the lost, mutilated, stolen or destroyed Letter of Credit and to replace such Letter of Credit.

     2.   The Premises. The Landlord hereby leases to the Tenant and the Tenant
          ------------
hereby leases from the Landlord, for the Term and upon the conditions hereinafter provided, the Demised Premises.

     3.  Term. The term of this Lease ("Term") shall be for a period of five (5)
         ----
years (or until such term shall sooner cease and expire as hereinafter provided) commencing on the Lease Commencement Date and expiring on the Lease Expiration Date, both dates inclusive.

     4.  Basic Annual Rent. The Tenant shall pay as rent for the Demised
         -----------------
Premises the sum of Two Hundred Sixty Three Thousand Six Hundred Ten and 00/100 Dollars ($263,610.00) annually, which results in a term rent of One Million Three Hundred Eighteen Thousand Fifty and 00/100 ($1,318,050.00), payable in equal monthly installments, in advance, of Twenty One Thousand Nine Hundred Sixty Seven and 50/100 Dollars ($21,967.50), the first monthly installment to be paid upon the execution and delivery of this Lease, the second and subsequent monthly installments to be made on the first day of each and every calendar month during the term hereof. The Tenant will pay all rent due under this Lease to the Landlord, at its office or to such other party or to such other address as the Landlord may designate from time to time by written notice to the Tenant, without demand and without deduction, set-off or counterclaim. If the Landlord shall at any time or times accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of the Landlord's rights hereunder or any other rights available to the Landlord as provided for by law.

     5.  Additional Annual Rent. In addition to the Basic Annual Rent specified
         ----------------------
above, Tenant shall pay to Landlord as Additional Annual Rent for the Premises, in each Fiscal Year or partial Fiscal Year during the Term of this Lease, commencing with the next Fiscal Year, an amount equal to any increase in the Tenant's Proportionate Share of Building Operating

Expenses for such Fiscal Year which exceeds the Tenant's Proportionate Share of Building Operating Expenses for the Base Fiscal Year.

     A. The Tenant's "Proportionate Share of Building Operating Expenses" shall mean the dollar amount equal to the product of Tenant's Building Expense Percentage as stated in Paragraph 1.E. of the Lease times the Building Operating Expenses.

     The term "Building Operating Expenses" shall mean all of Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building for a particular Fiscal Year or portion thereof as determined by Landlord in accordance with generally accepted accounting principles, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord determines that it would have paid or incurred during such year if the Building had been ninety five percent (95%) occupied. Building Operating Expenses shall include by way of illustration but not limitation: all general Real Estate Taxes (as defined below) and all special assessments; insurance premiums; water, sewer, electrical and other utility charges; assessments, including special assessments imposed by Woodland Park Association or successors; service and other charges incurred in the operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; exterior and interior landscape maintenance costs; security services; license, permit and inspection fees; costs and expenses (including reasonable fees of counsel) to the extent such expenses are reasonable and customary, in connection with contesting the validity or amount of any tax, governmental or utility charge or assessment; wages and related benefits payable to employees principally engaged in the management, maintenance and operation of the Building; and, in general, all other costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. The term "Real Estate Taxes" shall mean any taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon. "Real Estate Taxes" shall not include any inheritance, estate, succession, transfer, gift tax nor capital levy and further, no franchise, corporation, income or profit tax calculated upon the Landlord's net income shall be passed through to the Tenant, except to the extent that if at any time during the Term of this Lease the methods of taxation prevailing at the commencement of the Term of this Lease shall be altered so that in lieu of, as a substitution for or in addition to the whole or any part of the Real Estate Taxes there shall be levied, assessed or imposed a tax, assessment, levy, fee or other charge: (1) on or measured by the rents received therefrom; (2) measured by or based in whole or in part upon the Building and imposed upon Landlord; or
(3) measured by the rent payable by Tenant under this Lease, then all such taxes, assessments, levies, impositions, charges or fees to the part thereof so measured or based, shall be deemed to be included within the term "Real Estate Taxes". Landlord hereby agrees to provide Tenant, to the extent possible, courtesy notice of special assessments, except real estate property tax assessments; provided, however, that failure by Landlord to give such courtesy notice shall not be a breach of Landlord's obligations hereunder and shall not alter or amend any of Tenant's obligations hereunder. There shall also be included in Building Operating Expenses the cost of any capital improvement made to the Building by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, amortized over such period as Landlord shall reasonably determine, together with interest at the Prevailing Bank Prime Rate plus two percent (2%) per annum on the unamortized balance. The "Prevailing Bank Prime Rate" shall mean the bank prime rate published in the "Money Rates" column of The Wall Street Journal in its last publication of that column in the preceding month; provided, however, if The Wall Street Journal shall cease to be published, then the Bank Prime

Rate shall be determined by Landlord by reference to another recognized publication reporting bank prime rates.

     Notwithstanding anything to the contrary set forth above, the term "Building Operating Expenses" shall not include:

     (i) Costs of work, including painting and decorating, which Landlord performs for any tenant (including Tenant) other than work of a kind and scope which Landlord is obligated to furnish to all tenants whose leases contain a rental adjustment provision similar to this one;

     (ii) Costs of repairs or other work occasioned by fire, earthquake, windstorm or other casualty, except for a reasonable deductible under any insurance policy; and costs of remediating hazardous materials (except to the extent that any such costs arise in the course of ordinary maintenance or result from Tenant's acts or omissions);

     (iii) Leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building;

     (iv)   Costs of repairs or rebuilding necessitated by condemnation;

     (v) Interest on borrowed money or debt amortization, except as specifically set forth above;

     (vi) Costs for which Landlord has a right to reimbursement (other than under the Building Operating Expense pass-through provisions of all leases in the Building) or has been reimbursed or receives a credit, refund or discount that is covered under a warranties, including a warranty applicable to the initial construction of the Building;

     (vii) Costs of a capital nature as determined all in accordance with generally accepted accounting principles consistently applied, except as expressly permitted to be included in Building Operating Expenses;

     (viii) Costs incurred by Landlord due to any violation of the terms and conditions of any lease of space or occupancy agreement in the Building, or in resolving any dispute with a tenant or occupant of the Building;

     (ix) Costs of, and the overhead and profit increment paid to Landlord, or to affiliates or partners of Landlord, or to partners or affiliates of such partners, for goods and/or services supplied to or used in the Building to the extent the same exceed the costs or the overhead and profit increment, as the case may be, of such goods and/or services rendered by unaffiliated third parties on a competitive basis; or

     (x)    Depreciation on the Building.

     If Landlord shall install a labor-saving device or other equipment which improves the operating efficiency of any system within the Building (such as energy efficient lighting controls) and thereby reduces Building Operating Expenses, then Landlord may add to Building Operating Expenses in each year during the useful life of such installed device or equipment an amount equal to the annual amortization allowance of the cost of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue

Service or generally accepted accounting principles, together with interest at the Prevailing Bank Prime Rate plus two percent (2%) per annum on the unamortized balance thereof, provided, however, that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such installed device or equipment; and further provided, that in no event shall such allowance and interest increase Tenant's Additional Annual Rent over what it would have been if such labor-saving device or other equipment had not been installed.

     (1) Payment of Tenant's Proportionate Share of Building Operating Expenses.
         ----------------------------------------------------------------------
Tenant's Proportionate Share of Building Operating Expenses for each Fiscal Year shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each Fiscal Year. Tenant shall pay to Landlord each month as rent commencing with the first month of the Fiscal Year, at the same time the Basic Rent is due, an amount equal to one-twelfth (1/12) of any increase in the estimated Tenant's Proportionate Share of Building Operating Expenses.

     (2) Revisions in Estimated Tenant's Proportionate Share of Building
         ---------------------------------------------------------------
Operating Expenses. If real estate taxes or the cost of utility, janitorial
-------------------
services, or other building operations increase during a Fiscal Year, Landlord may revise the estimated Tenant's Proportionate Share of Building Operating Expenses one time during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Additional Annual Rent divided by the number of months remaining in such year.

     (3) Adjustments to Actual Tenant's Proportionate Share of Building
         --------------------------------------------------------------
Operating Expenses. Within ninety (90) days after the end of each Fiscal Year,
------------------
Landlord shall prepare and deliver to Tenant a reasonably itemized statement showing the actual Tenant's Proportionate Share of Building Operating Expenses. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next Rent payment or payments due from Tenant, as the case may be, the difference between the actual Tenant's Proportionate Share of Building Operating Expenses for the preceding Fiscal Year and the estimated Tenant's Proportionate Share of Building Operating Expenses paid by Tenant during such year. The amount of any such difference shall be determined by the Landlord's audit of its books.

     If Tenant disputes an statement submitted by Landlord or a proposed increase or decrease in the actual Tenant's Proportionate Share of Building Operating Expenses, Tenant shall give Landlord written notice of such dispute within ninety (90) days after Tenant's receipt of the statement. If Tenant does not give Landlord timely notice, Tenant waives its right to dispute the particular statement. If Tenant timely objects, Tenant may engage its own certified public accountants ("Tenant's Accountants") to verify the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord's accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which such matter shall be submitted to an independent certified public accountant selected by Landlord, with Tenant's approval, which shall not be unreasonably withheld, delayed or conditioned, at Tenant's sole cost and expense, for a determination which will be conclusive and binding upon Landlord and Tenant. Notwithstanding the pendency of any dispute, Tenant shall continue to pay Landlord the amount of the aforementioned statement determined by Landlord's accountants until the statement has been determined to be incorrect. If it is determined that any portion of the Building Operating Expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or refund the appropriate sum to Tenant.

     B.  Rent Increase. In addition to all rents hereinabove set forth in this
         -------------
Lease it is further understood and agreed that each monthly payment of the Basic Annual Rent shall be increased for each year of the term of this Lease on the anniversary day of the Lease Commencement Date by an amount equal to one-twelfth (1/12) of three percent (3%) of the previous year's Basic Annual Rent.

     6.  Construction of Tenant Improvements. Landlord agrees, prior to the
         -----------------------------------
Lease Commencement Date, to construct improvements to the Demised Premises substantially in accordance with the Construction Plans (as defined below) using standard building materials and based upon a mutually agreeable space plan, at Landlord's sole cost and expense (the "Tenant Improvements"). Subject to the provisions herein, Landlord shall submit to Tenant design drawings and working drawings prepared by Landlord's architect and engineers (including mechanical, electrical and plumbing drawings) for all of the Tenant Improvements including, but not limited to, the partition, electric and telephone outlets and all other requirements of Tenant (collectively, the "Construction Plans"), which shall be subject to the approval of Tenant, which approval shall not be unreasonably withheld. Upon approval by Tenant of the Construction Plans, Landlord shall select a general contractor (the "Contractor") for the purpose of constructing the Tenant Improvements from bids submitted by general contractors whose qualifications have been approved by Landlord.

     7.  Use of Demised Premises. The Tenant will use and occupy the Demised
         -----------------------
Premises solely for general office purposes (and for uses ancillary thereto) and in accordance with the use permitted under applicable zoning regulations and the Declaration of Protective Covenants for Woodland Park, recorded in the Clerk's Office for the Circuit Court for Fairfax County, Virginia, in Deed Book 6324, at Page 514, and any amendments thereto (as amended, the "Covenants"). Without the prior written consent of the Landlord, the Demised Premises will not be used for any other purpose. The Tenant will not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the Commonwealth of Virginia and any other public or non-public authority having jurisdiction over the Demised Premises; provided, however, that Tenant shall not be obligated to make any changes, additions or improvements to the structural elements of the Building.

     8.  Upkeep of Demised Premises. The Tenant agrees to keep the Demised
         --------------------------
Premises and the fixtures therein in good order and condition and will, on the Lease Expiration Date or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they were on the Lease Commencement Date, ordinary wear and tear, Landlord's obligations and damage by the elements excepted. The Tenant will not do or permit to be done any act that will conflict with the regulations of the fire department or the fire laws, or with any rules or ordinances established by the Board of Health or other federal or local governmental authority.

     9.  Subletting and Assignment. The Tenant will not sublet or rent the
         -------------------------
Demised Premises or any part thereof or permit the use or occupancy thereof to any person, firm or corporation, or transfer, assign, mortgage or encumber this Lease, without the prior written consent of the Landlord; nor shall any subletting or assignment or transfer of this Lease be effective without the prior written consent of the Landlord. In the event that Tenant requests

Landlord's consent to sublet any part of the Demised Premises (which request must be made in writing) such consent shall not be unreasonably withheld, delayed or conditioned. Any such sublease shall contain provisions generally consistent with the terms of this Lease and said sublease shall be provided to Landlord for Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned. Tenant shall provide to Landlord a fully executed copy of the sublease as soon as reasonably possible.

     Tenant agrees to pay Landlord, as additional rent, one-half (1/2) of any profits which Tenant may secure in any such subleasing or assignment of any space within the Demised Premises. Profits are any consideration received by the Tenant for the subleased or assigned space in excess of what the Tenant is paying as rent pursuant to this Lease for said space minus the recovery of any prorated capital expenditures which were expended on the space and any expenses which the Tenant may incur in securing the sublease or assignment. The additional rent discussed in this section will be paid monthly to Landlord during the period of the sublease or assignment. The Landlord shall have the right to inspect the Tenant's books and records as well as any sublease or assignment to determine the amount of profit obtained by reason of the subletting or assignment.

     Any assignment, transfer or subletting without Landlord's written consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease. Consent by the Landlord to any assignment or subletting shall not be construed as a waiver or release of the Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of the Tenant from the terms of any covenant or obligation under this Lease, nor shall such assignment or subletting be construed to relieve the Tenant from obtaining the consent in writing of the Landlord to any further assignment or subletting. In the event that the Tenant defaults hereunder, the Tenant hereby assigns to the Landlord the rent due from any subtenant of the Tenant and hereby authorizes each such subtenant to pay said rent directly to the Landlord.

     Notwithstanding the foregoing, Tenant may, without obtaining Landlord's prior written consent, assign or sublease all or any portion of the Demised Premises to the following parties on the following conditions: (i) any subsidiary or affiliate in which Tenant has an ownership interest of more than 50%; (ii) any parent of Tenant; (iii) any subsidiary or affiliate in which Tenant's parent owns by means of an ownership interest of more than 50%; or (iv) any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant; so long as such subtenant or assignee shall use and occupy the Demised Premises solely for general office purposes (and for uses ancillary thereto) and in accordance with the use permitted under applicable zoning regulations, the Covenants and the other requirements set forth in Paragraph 7 hereof. Not less than thirty (30) days prior to the effective date of such transaction, Tenant will provide Landlord with documentation evidencing such transaction and such other evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this paragraph. Furthermore, Tenant may allow employees of companies to whom Tenant is providing products or services under express short term contractual agreements, or with which Tenant is collaborating in the development or provision of products or services under express short term contractual agreements, to work in the Demised Premises without Landlord's consent and without being deemed to have sublet any portion of the Demised Premises, so long as such employees do not occupy space which is separated from that occupied by Tenant by demising walls and the number of such employees does not exceed twenty percent (20%) of the total number of persons regularly occupying the

Demised Premises, the employees of such companies shall use and occupy the Demised Premises solely for general office purposes (and for uses ancillary thereto) and in accordance with the use permitted under applicable zoning regulations, the Covenants and the other requirements set forth in Paragraph 7 hereof.

     10.  Fire Insurance. The Tenant will not conduct or permit to be conducted,
          --------------
any activity or place any equipment or substance in or about the Demised Premises or the Building of which they form a part, which will in any way increase the rate of fire or other insurance on said Building or on the property kept therein. If any increase in the rate of fire or other insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to such activity or equipment or substance in or about the Demised Premises, such statement will be conclusive evidence that the increase in such rate is due to such activity or equipment or substance in and about the Demised Premises and, as a result thereof, the Tenant shall, at the option of the Landlord, either reimburse the Landlord for such increase within thirty (30) days of the mailing of notice to the Tenant of such increase in the insurance rate, or promptly end such activity and/or remove such equipment or substance. The Tenant shall continue to reimburse the Landlord for the entire period that its actions or past actions caused an increase in the rate of insurance.

     11.  Alterations. The Tenant will not make or permit anyone to make any
          -----------
alterations, decorations, additions or improvements, structural or otherwise, in or to the Demised Premises or the Building without the prior written consent of the Landlord, which shall not be unreasonably withheld, delayed or conditioned. All such alterations, decorations, additions or improvements, permitted by the Landlord must conform to all statutes, rules and regulations, including fire regulations, of the federal and local governments and any other public authority having jurisdiction over the Demised Premises and the Building and will be at the sole expense of the Tenant. As a condition subsequent to such written consent of the Landlord, the Tenant agrees to obtain and deliver to the Landlord written and unconditional waivers of mechanics' liens upon the Demised Premises or the Building for all work, labor and or services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, material men and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanic's lien is filed against the Demised Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, the Tenant, such mechanic's lien shall be discharged by the Tenant within ten (10) business days thereafter at the Tenant's sole cost and expense by the payment thereof or by filing any bond required by law. If the Tenant shall fail to discharge any such mechanic's lien, the Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due. It is hereby expressly covenanted and agreed that such discharge by the Landlord shall not be deemed to waive or release the default of the Tenant. It is understood and agreed by the Landlord and the Tenant that any such alterations, decorations, additions or improvements shall be conducted on behalf of the Tenant and not on behalf of the Landlord. It is further understood and agreed that in the event the Landlord shall give its written consent to the Tenant's making any such alterations, decorations, additions or improvements, such written consent shall not be deemed to be an agreement or consent by the Landlord to subject the Landlord's interest in the Demised Premises or the Building to any mechanic's liens which may be filed in respect of any such alterations, decorations, additions or improvements made by or on behalf of the Tenant. The Tenant will indemnify and hold the Landlord harmless from and against any and all expenses (including reasonable attorneys' fees), liens, claims or damages to person or property which may or might arise by reason of the making of any such alterations, decorations, additions or improvements. If any such alterations, decorations, additions or improvements are made without the prior written consent of the Landlord, the Landlord may correct or remove the same, and the Tenant shall be liable for any and all expenses incurred by the Landlord in the performance of this work. All alterations, decorations, additions or improvements in or to the Demised Premises or the Building made by either party (but not including moveable office furniture and equipment not permanently affixed to the Demised Premises), shall, at the election of the Landlord become the property of the Landlord and shall remain upon the Demised Premises or the Building and be surrendered with the Demised Premises at the end of the term hereof without disturbance, molestation or injury. Should the Landlord elect that any alterations, decorations, additions, improvements, installations, changes, or replacements made by the Tenant upon the Demised Premises or the Building be removed upon termination of this Lease, the Tenant hereby agrees to cause the same to be removed at the Tenant's sole cost and should the Tenant fail to remove the same, then and in such event, the Landlord may cause the same to be removed at the Tenant's expense and the Tenant hereby agrees to reimburse the Landlord for the cost of such removal together with any and all damages which the Landlord may suffer and sustain by reason of the failure of the Tenant to remove the same. If expressly requested by Tenant in connection with the Tenant's request for Landlord's consent to any alterations proposed by the Tenant, Landlord shall inform the Tenant whether Landlord will require the removal of such alterations pursuant to this paragraph.

     12.  Signs; Furnishings. The Tenant agrees that no sign, advertisement or
          ------------------
notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside (as long as not visible to the outside) of the Demised Premises or the Building, except on the directories, locations specified by Landlord and the doors of offices, and then only in such place, number, size, color and style as the Landlord shall approve; and if any such sign, advertisement or notice is nevertheless exhibited by the Tenant, the Landlord shall have the right to remove the same and the Tenant shall be liable for any and all expenses incurred by the Landlord for said removal. The Landlord shall have the right to prohibit any advertisement of any Tenant which in the Landlord's opinion tends to impair the reputation of the Building or its desirability as a high-quality building for offices for financial, insurance, legal or other institutions of like nature, and upon written notice from the Landlord, the Tenant shall immediately refrain from and discontinue any such advertisement. The Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, including but not limited to the rooms and libraries, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the Demised Premises caused by moving the property of the Tenant into, in or out of the Demised Premises, or due to the same being on the Demised Premises, shall be repaired by, and at the sole cost of the Tenant. The Tenant shall notify the Landlord at least forty-eight (48) hours in advance of any delivery of furniture, equipment or other bulky matter that requires either special handling or the use of the service elevator. The Tenant shall provide its own labor and handling equipment and install masonite or other comparable material on the carpeting and/or floor of the Common Areas to which such deliveries are made to prevent damage to the carpets and/or floor. No furniture, equipment or other bulky matter of any description will be received into the Demised Premises or carried in the elevators except as approved by the Landlord, and all such furniture, equipment, and other bulky matter shall be delivered only through the prescribed delivery entrance and service corridors of the Building and of the Demised Premises and at times specified by Landlord. All moving of furniture, equipment and other material shall be during normal business hours or on such date and time as approved by Landlord and shall be under the direct control and supervision of the Landlord, but the Landlord shall not be responsible for any damage to or charges for moving the same. In the event Tenant requests and Landlord agrees to moving during other than normal business hours, Tenant shall be responsible for any additional costs incurred by Landlord, including but not limited to overtime pay for building staff. The Tenant agrees promptly to remove any of the Tenant's furniture, equipment or other material delivered or deposited from the loading dock, walks or areas adjacent to the Demised Premises or the Building.

     13.  Tenant's Equipment. The Tenant will not install or operate in the
          ------------------
Demised Premises any electrically operated equipment or other machinery other than printers, servers, typewriters, copiers, personal computers and such other electrically operated office machinery and equipment normally used in modern commercial offices without first obtaining the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The Landlord may condition such consent upon the payment by the Tenant of additional rent as compensation for such excess consumption of electricity, utilities or services as may be occasioned by the operation of said equipment or machinery. The Tenant shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to or in the use of the water system, plumbing system, heating system, air-conditioning system or the electrical system of the Demised Premises without first obtaining the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Business machines or equipment belonging to the Tenant which may cause noise or vibration that may be transmitted to the Building, or to any space therein, to such a degree as to be objectionable to the Landlord shall be installed and maintained on vibration eliminators or other devices sufficient to eliminate such noise and vibration at the Tenant's expense. In addition, Tenant agrees to reimburse Landlord for any and all costs relating to updating and/or modifying architectural drawings deemed reasonably necessary by Landlord to be made for any such changes, replacements or additions.

     14.  Access. The Tenant will permit the Landlord or its representatives to
          ------
enter the Demised Premises at all reasonable times, without charge therefor to the Landlord and without diminution of rent payable by the Tenant, to examine, inspect or to protect the same or prevent damage or injury to the Building, or to make such alterations and/or repairs or perform such preventative maintenance as the Landlord may deem necessary, or to exhibit the same to prospective tenants during the last six (6) months of the term of this Lease.

     The Tenant shall have access to the Demised Premises, lobby and Common Areas on the floor or floors occupied by it in the building twenty-four (24) hours a day and seven (7) days a week throughout the year.

     During the course of construction of the Building in which the Demised Premises shall be located and during the course of construction of improvements in or to such Demised Premises or Building, the Tenant, its employees, vendors, consultants, agents and contractors may enter the Demised Premises between the hours of 7:00 a.m. and 6:00 p.m. on Monday through Friday and 9:00 a.m. and 12:00 noon on Saturday (exclusive of Commonwealth and national holidays which may be recognized by the Landlord) for the purposes of (a) installing furniture, fixtures and equipment in the Demised Premises; provided that all such entry is coordinated with Landlord and Landlord's Contractor upon reasonable advance notice to Landlord and Landlord's Contractor and (b) inspection of the Demised Premises only with a representative of Landlord; provided that twenty four (24) hours written notice in advance be delivered to Landlord or its management agent. The Tenant agrees that any such entry and inspection shall be at the Tenant's sole risk and liability.

     15.  Rules and Requlations. The Tenant covenants that the following rules
          ---------------------
and regulations, and such other and further rules and regulations as the Landlord may make (provided, that such rules and regulations shall not conflict with the terms, purpose and intent of this Lease or otherwise unreasonably interfere with the Tenant's intended use of the Demised Premises as office space) and which in the Landlord's judgment are needful for the general well being, safety, care and cleanliness of the Demised Premises or the Building of which they are a part together with their appurtenances, shall be faithfully kept, observed and performed by the Tenant, and by its agents, servants, employees and guests, unless waived in writing by the Landlord:

          A. The Tenant shall not obstruct or use for any purpose other than ingress and egress the sidewalks, entries, passages, elevators, public corridors and staircases and other parts of the building which are not occupied by the Tenant;

          B. The Tenant shall not install or permit the installation of awnings, shades, curtains, draperies and the like other than those approved by the Landlord in writing;

          C. The Tenant shall not place upon any doors of the Demised Premises any additional locks or any security system except as may be approved by the Landlord in writing, which approval shall not be unreasonably withheld. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress and egress;

          D. The Tenant shall not construct, maintain, use or operate within the Demised Premises or elsewhere in the Building any equipment or machinery which produces music, sound or noise which is audible beyond the Demised Premises;

          E. The Tenant shall not obstruct any electric and telephone floor distribution boxes in the Demised Premises;

          F. The Tenant shall not obstruct or interfere with the rights of other tenants, or in any way injure or annoy them or those having business with them; and

          G. The Tenant shall not obstruct building equipment, windows, doors, and life safety equipment located in the Building or Demised Premises.

     Notwithstanding the foregoing, Tenant shall not be required to comply with any rule or regulation of Landlord unless the same applies non-discriminatorily to all tenants of the Building, does not unreasonably interfere with Tenant's use of, access to or parking at the Demised Premises, and does not materially increase the obligations or decrease the rights of Tenant under this Lease.

     Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce any such rules and regulations or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of any such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, customers, clients, or guests.

     16.  Damage to Demised Premises. If the Demised Premises or Building shall
          --------------------------
be partially damaged by fire or other cause without the fault or neglect of the Tenant, its agents, employees or invitees, and if the Demised Premises or Building are so damaged by fire or other cause to such extent that the damage cannot be fully repaired within ninety (90) days from the date of such damage, but such damage does not render the Demised Premises wholly unfit for occupancy the Landlord upon written notice to the Tenant, may terminate this Lease, in which event the rent shall be apportioned and paid to the date of such damage. During the period that the Tenant is deprived of the use of the damaged portion of the Demised Premises, the Tenant shall be required to pay rent covering only that part of the Demised Premises that the Tenant is able to occupy and the rent for such space shall be that portion of the Basic Annual Rent which the amount of square foot area remaining which can be occupied by the Tenant bears to the total square foot area of the Demised Premises. In the event of a total or partial destruction of the Building or Demised Premises by fire or other cause without the fault or neglect of the Tenant, its agents, employees, or invitees, rendering the Demised Premises wholly unfit for occupancy, then and in that event, this Lease shall thereupon cease and terminate and the Tenant shall pay to the Landlord only such proportionate part of its rent for said premises as has accrued to the date of such termination.

     All injury or damage to the Demised Premises caused by the Tenant or its agents, employees and invitees, shall be repaired by the Tenant at the Tenant's sole expense. If the Tenant shall fail to so do, the Landlord shall have the right to make such repairs or replacements, and any cost incurred by the Landlord for such repairs or replacements shall be paid by the Tenant, in which event such cost shall become additional rent payable within thirty (30) days after invoice thereof from Landlord. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

     17.  Tenant's Property. The Landlord shall not be liable for theft or
          -----------------
misappropriation of property of the Tenant for any reason whatsoever occurring within the Demised Premises, Building, or parking areas unless caused by or resulting from the gross negligence of the Landlord, its servants, agents or employees in the operation or maintenance of the Demised Premises, Building or parking areas.

     18.  Liability. The Landlord assumes no liability or responsibility
          ---------
whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. The Landlord shall not be liable for any accident to or injury to any person or persons or property in or about the Demised Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of the Tenant in or about said Demised Premises. The Tenant hereby agrees to hold the Landlord harmless against all such claims, expenses (including reasonable attorneys' fees) or judgments arising by reason of the use of the Demised Premises.

     The Landlord shall not be liable to the Tenant, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers for any damage, compensation, costs, expenses (including reasonable attorneys' fees) or claims arising from the necessity of repairing any portion of the Demised Premises, the interruption in the use of the Demised Premises, accident or damage resulting from the use or operation (by the Landlord, the Tenant, or any other person or persons whatsoever) of elevators, or heating, cooling, electrical or plumbing equipment or apparatus or any portion of the Building or Demised Premises or parking areas, or the termination of this Lease by reason of the total or partial destruction of the Demised Premises, or from any fire, robbery, theft, and/or any other casualty, or from any leakage into any part or portion of the Demised Premises, or from water, rain or snow that may leak into, or flow from, any part of the Demised Premises, or from drains, pipes or plumbing work in the Demised Premises, or from any other cause whatsoever. Subject to Paragraph 17 hereof, any goods, property or personal effects, stored or placed by the Tenant in or about the Demised Premises, the Building or parking areas shall be at the sole risk of the Tenant and the Landlord shall not in any manner be held responsible therefor. The employees and/or contractors of the Landlord are prohibited from receiving any package or other articles delivered to the Demised Premises for the Tenant, and if any such employee and/or contractor receives any such package or articles, such employee and/or contractor shall be the agent of the Tenant for that purpose and not of the Landlord. The Tenant shall give prompt notice to the Landlord in case of fire or accident in the Demised Premises, Building or parking area or of any defects, damage or injury therefrom in any fixtures or equipment of which Tenant is aware.

     19.  Insurance. Tenant shall maintain with respect to the Demised Premises,
          ---------
commercial general liability insurance, with minimum limits of $1,000,000/$3,000,000 for personal injury, and $500,000 for property damage. Tenant shall maintain the insurance coverage required herein with a company or companies reasonably acceptable to the Landlord. The commercial general liability insurance policy shall include the Landlord and its agents as additional named insureds, and will insure Landlord as well as Tenant, against bodily injury to or death of persons, and against property damage. Tenant shall deliver certificates of insurance indicating the above-specified coverage to the Landlord upon the commencement of the term of this Lease, and shall provide evidence of such coverage annually and as by be reasonably requested by Landlord. Such insurance policy or policies shall be in a form reasonably satisfactory to the Landlord, and shall be placed with a company qualified to do business in Virginia, and shall provide that it (they) cannot be canceled without at least ten (10) days prior written notice to the Landlord.

     20.  Services. Consistent with the standards observed by operators of first
          --------
class office buildings in the Herndon, Virginia area, the Landlord shall furnish reasonably adequate electric current, water, lavatory supplies, and automatically operated elevator service during normal business hours (except that electrical current shall be supplied to the Demised Premises at all times), and will provide normal and usual cleaning and char service after business hours, without additional cost to the Tenant. The Landlord further agrees to furnish heat and air conditioning during the appropriate seasons of the year between the hours of 7:00 a.m. and 6:00 p.m. on Monday through Friday and 9:00 a.m. and 12:00 noon on Saturday (exclusive of Commonwealth and national holidays which may be recognized by the Landlord). However, the Landlord shall not be liable for any failure to furnish, or for suspension or delays in furnishing, any of the services described above if caused by breakdown, maintenance or repair work, or strike, scarcity of labor or materials, riot, civil commotion, or if due to any cause or reason whatever beyond the control of the Landlord.

     Landlord will (i) make repairs and replacements to HVAC, mechanical, life safety (including sprinklers), plumbing and electrical systems in or serving the Demised Premises (to the extent such systems are Building standard) as is reasonably deemed necessary by Landlord for normal operations of the Building;
(ii) all common areas of the Building, including without limitation the parking areas; (iii) all structural elements of the Building, including without limitation the roof, exterior walls, interior bearing walls, foundations, footings, and all exterior surfaces of the Building (including glass). Landlord shall perform its obligations under this paragraph in a manner consistent with other first class office buildings in the Herndon, Virginia submarket.

     21.  Defaults and Remedies. If the Tenant shall fail to pay the rent, or
          ---------------------
any installments thereof as aforesaid, at the time the same shall become due and payable and/or any additional rent as herein provided and such failure is not cured within five (5) business days although no demand shall have been made for the same, or if the Tenant shall violate or fail or neglect to keep and perform any of the covenants, conditions and agreements herein contained on the part of the Tenant to be kept and performed and such non-performance continues for thirty (30) days after notice by Landlord or, if such performance cannot be reasonably had within such thirty (30) day period, Tenant does not in good faith commence performance within such thirty (30) day period and diligently proceed to completion, or if the Demised Premises shall become vacant or deserted for more than fourteen (14) days, then, and in each and every such event from thenceforth, and at all times thereafter, at the option of the Landlord, the Tenant's right of possession shall thereupon cease and terminate, and the Landlord shall be entitled to the possession of the Demised Premises and to re-enter the same without demand of possession of the same premises and may forthwith proceed to recover possession of the demised premises by process of law, any notice to quit, or of intention to re-enter the same being hereby expressly waived by the Tenant. In the event of such re-entry by process of law or otherwise, the Tenant nevertheless agrees to remain answerable for all damages sustained by the Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expense of placing the Demised Premises in first class rentable condition. And in such case, the Landlord reserves full power which is hereby acceded to by the Tenant, whether the keys be returned to the Landlord or its agent and accepted or not, to relet the said premises for the profit of the Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of the Tenant under the terms and provisions of this Lease. And it is further provided that if, under the provisions hereof, a summons or other applicable summary process shall be served, and a compromise or settlement thereof shall be made, it shall not be deemed to be a waiver of any breach of any covenant, condition or agreement herein contained, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by the Landlord unless such waiver shall be in writing signed by the Landlord. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or by law. The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim the Landlord may have against the Tenant for anticipatory breach of the unexpired term of this Lease. All rights and remedies of the Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to the Landlord under applicable law.

     22.  Insolvency. If the Tenant or a guarantor of this Lease, if any, shall
          ----------
make an assignment of its assets for the benefit of creditors, of if a receiver of the assets of the Tenant or any guarantor, if any, is appointed, or if the Tenant or any guarantor shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its debts under any law, statute or regulation or if an involuntary petition in any bankruptcy or insolvency proceeding for receivership be instituted against the Tenant or any guarantor, if any, and the same be not dismissed within sixty (60) days of the filing thereof, or if the Tenant or any guarantor, if any, be adjudged bankrupt, then, and in each and every such event, this Lease shall immediately cease and terminate at the option of the Landlord with the same force and effect as though the date of said event was the day herein fixed for the expiration of the term of this Lease and the Landlord shall be entitled to immediate possession of the Demised Premises and to recover damages from the Tenant in accordance with the provisions of Paragraph 21 (Defaults and Remedies) herein.

     23.  Condemnation. The Tenant agrees that if the whole or a substantial
          ------------
part of the Demised Premises shall be taken or condemned by any competent authority for public or quasi-public use or purpose, including any sale under the threat of such a taking, the Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation or sale; and all right of the Tenant to damages therefore, if any, are hereby assigned by the Tenant to the Landlord, except that Tenant may claim and prove in any such proceeding and receive any award made to Tenant specifically for damages for loss of movable trade fixtures, equipment and moving expenses so long as such award does not reduce Landlord's award. And upon such condemnation or taking, or sale, the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation or such sale, and the Tenant shall have no claim against the Landlord for the value of any unexpired term of this Lease. The rent, however, shall be abated on the date when such title vests in such governmental authority. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for public or quasi-public use or purpose (or sale under threat of such taking or condemnation), the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this paragraph, a substantial part of the Demised Premises shall be considered to have been taken if more than thirty percent (30%) of the Demised Premises are unusable by the Tenant.

     24.  Security Deposit. The Tenant agrees to deposit the Security Deposit
          ----------------
with the Landlord upon execution and delivery of this Lease, to be held by Landlord without interest, as a security deposit for the full and faithful performance by the Tenant of each and every term, provision, covenant and condition of this Lease. In the event that the Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including but not limited to the payment of rent, the Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of any rent in default or for any other sum which the Landlord may expend or be required to expend by reason of the Tenant's default, including any damage or deficiency in the re-letting of any portion of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by the Landlord. Determination of a default shall be within the sole, complete and exclusive discretion of the Landlord. The use, application or retention of said Security Deposit by the Landlord shall not preclude or in any way prohibit the Landlord from the use of any other remedy or remedies which Landlord may have.

     25.  Holding Over. If the Tenant shall, with the knowledge and written
          ------------
consent of the Landlord, continue to remain in the Demised Premises after the expiration of the Term of this Lease, then and in that event, the Tenant shall, by virtue of this Lease, become a tenant by the month at 150% of the rent per month of the monthly installment of rent agreed by the Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and the Tenant shall give to the Landlord at least thirty (30) days written notice to quit said premises, and the Tenant shall be entitled to thirty (30) days written notice to quit said premises, except in the event of nonpayment of rent in advance or the breach of any other covenant by the Tenant, in which event the Tenant shall not be entitled to any notice to quit, the usual thirty (30) days written notice to quit being hereby expressly waived; provided, however, that in the event that the Tenant shall hold over after the expiration of the term hereby created and if the Landlord shall desire to regain possession of said premises promptly at the expiration of the term aforesaid, then at any time prior to the Landlord's acceptance of rent from the Tenant as a monthly tenant hereunder, the Landlord, at its option, may forthwith reenter and take possession of said premises without process, or by any legal process in force.

     26.  Possession. If the Landlord shall be unable to give possession of the
          ----------
Demised Premises on the Lease Commencement Date by reason of the holding over or retention of possession of any tenant or occupancy, or if repairs, improvements or decoration of the Demised Premises, or of the Building of which the Demised Premises form a part, are not completed or for any other reason, the Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, the rent reserved and covenanted to be paid herein shall not commence until the possession of the Demised Premises is given or the premises are available for occupancy by the Tenant, and no such failure to give possession on the Lease Commencement Date shall in any other respect affect the validity of this Lease or the obligations of the Tenant hereunder, nor shall the same be construed to extend the Term of this Lease. If permission is given to the Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the Lease Commencement Date, the Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease.

     27.  Ground or Underlying Lease. At the option of any landlord under any
          --------------------------
ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, the Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall, by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and the Tenant covenants and agrees to attorn to such landlord or to any successor of such Landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between the Tenant herein and such Landlord or its successor; and in any such case, such Landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of the Tenant or any rent for more than one month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made; and, provided further, such Landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of this Lease unless prior to the termination of such ground or underlying lease, a copy of this Lease, or amendment of modification thereof, as the case may be, shall have been delivered to, and accepted by such Landlord or successor.

     28.  Subordination. This Lease is subject and subordinate to all ground or
          -------------
underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. The Tenant shall execute promptly any certificate that the Landlord may request to confirm such subordination. Notwithstanding the foregoing, the party secured by any such deed of trust or mortgage shall have the right to recognize this Lease, and in the event of any foreclosure sale under such deed of trust or mortgage, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or mortgage, or the purchaser under any such foreclosure sale, and the Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust or mortgage, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust or mortgage to the lien of this Lease.

     29.  Approval. This Lease shall be subject to and conditioned upon the
          --------
approval of the Landlord's mortgagee, if any, and shall not be deemed final and effective until written acceptance manifesting said approval is received by the Landlord, a copy of which will be remitted to the Tenant. The Landlord shall have thirty (30) days from the date of its execution of this Lease within which to obtain said approval; otherwise, this condition shall be deemed null and void.

     30.  Right to Cure Defaults. If the Tenant defaults in the making of any
          ----------------------
payment or in the doing of any act herein required to be made or done by the Tenant, then the Landlord may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by the Landlord, with interest accrued on a daily basis until paid at the Prevailing Bank Prime Rate from the date payment was due, shall be paid by the Tenant to the Landlord and shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the doing of such act by the Landlord shall not operate to cure such default or to estop the Landlord from the pursuit of any remedy to which the Landlord would otherwise be entitled. If the Tenant fails to pay any installment of rent on or before the fifth (5th) business day of the calendar month when such installment becomes due and payable, the Tenant shall pay to the Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the Prevailing Bank Prime Rate from five (5) business days after the date such installment became due and payable to the date of payment thereof by the Tenant. Tenant acknowledges that said late charge and interest are fair and reasonable. Such late charge and interest shall constitute additional rent hereunder due and payable immediately.

     31.  Construction Plans. It is agreed that the Tenant will notify Landlord
          ------------------
in writing of its approval of the Construction Plans by not later than March 30, 2000. Construction of any Tenant Improvements will not commence until Tenant approves the Construction Plans, and all other conditions set forth in Paragraph 6 hereof have been satisfied. In the event the Tenant fails to comply with the aforesaid by the date specified above, then Landlord may, at its option, at any time while Tenant is in default of this provision, in addition to any and all other remedies provided in this Lease, upon not less than ten (10) days written notice to Tenant, declare this Lease to be terminated and the term ended, in which event, this Lease shall cease and terminate on the date specified in such notice with the same force and effect as though the date set forth in such notice were the date originally set forth herein and fixed for expiration of the term, and Tenant shall vacate and surrender the Demised Premises.

     32.  Parking. Landlord shall make available to Tenant and its designated
          -------
employees and to Tenant's permitted subtenants parking spaces for the parking of standard-sized and/or sub-standard sized passenger automobiles in the parking areas designated for tenants and invitees in a number not to exceed three and six-tenths (3.6) parking spaces for each 1,000 square feet of space of the Demised Premises at no additional charge to Tenant during the Term hereof. The parking areas will be operated on a self-parking basis. In addition, a limited number of parking spaces will be made available for the parking of invitees of all the tenants. The Landlord will also make reasonable efforts to have the parking areas clear and available for use during business hours. A failure to have the parking areas or access areas clear of snow or otherwise available for use will not be a breach of the Lease and will not subject the Landlord to any liability. Subject to Paragraph 17 hereof, the parking of any car in the parking areas will be at the sole risk of the Tenant, its employees, agents, invitees and owners of said automobiles.

     Tenant, sub-tenants and employees thereof shall observe reasonable safety precautions in the use of the parking areas and shall at all times abide by all rules and regulations promulgated by Landlord governing the use of the parking areas, which may include, but not be limited to, the requirement that an identification or parking sticker be displayed at all times on all automobiles parked in the parking areas. Any automobile not displaying such a sticker, if so required, or any failure to abide by all rules and regulations promulgated by Landlord regarding the use of parking areas may necessitate the automobile in question to be towed away at the car owner's expense.

     33.  Indemnity of Landlord. The Tenant will indemnify and hold harmless the
          ---------------------
Landlord from and against any claim, loss, damage, liability or expense (including attorneys' fees) occasioned by or resulting from any default hereunder or any willful or negligent act on the part of the Tenant, its agents, employees, or invitees, or persons permitted on the Demised Premises by the Tenant.

     34.  Successors. It is agreed that all rights, remedies and liabilities
          ----------
herein given to or imposed upon either of the parties hereto shall extend to their respective heirs, executors, administrators, successors and assigns, except as may be otherwise provided for herein.

     35.  No Partnership. Nothing contained in this Lease shall be deemed or
          --------------
construed to create a partnership or joint venture of or between the Landlord and the Tenant or to create any other relationship between the parties hereto other than that of landlord and tenant.

     36.  No Representation by Landlord. Neither the Landlord nor any agent or
          -----------------------------
employee of the Landlord has made any representations or promises with respect to the Demised Premises except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by the Tenant except as herein expressly set forth. The Tenant, by taking possession of the Demised Premises, shall accept the same "AS IS", subject to the Punch List and to latent defects, and other than for Punch List and latent defect items such taking of possession shall be conclusive evidence that the Demised Premises are in good and satisfactory condition at the time of such taking of possession.

     37.  Waiver of Jury Trial. The Landlord and the Tenant hereby waive trial
          --------------------
by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant hereunder, the Tenant's use or occupancy of the Demised Premises, and/or claim of injury or damage.

     38.  Pronouns. Feminine or neuter pronouns shall be substituted for those
          --------
of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The Landlord and the Tenant herein for convenience have been referred to in neuter form.

     39.  Invalidity of Provisions. If any provision of this Lease or the
          ------------------------
application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     40.  Governing Law. This Lease shall be governed by and construed in
          -------------
accordance with the laws of the Commonwealth of Virginia.

     41.  Headinqs. Article and section headings are used herein for the
          --------
convenience of reference and shall not be considered when construing or interpreting this Lease.

     42.  Entire Agreement. This Lease contains and embodies the entire
          ----------------
agreement of the parties hereto and supersedes all prior agreements, negotiations and discussions between the parties hereto. Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by all parties hereto.

     43.  No Offer or Option. The submission of an unsigned copy of this
          ------------------
document to Tenant for Tenant's consideration does not constitute an offer to lease the premises or an option to or for the premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Tenant and Landlord and, if necessary, any lender.

     44.  Notices. All notices required or desired to be given hereunder by
          -------
either party to the other shall be in writing and given by hand, with evidence of receipt, or by certified or registered mail. Notices to the respective parties shall be addressed as follows:

If to the Landlord:      National Rural Utilities
                         Cooperative Finance Corporation
                         Woodland Park
                         2201 Cooperative Way
                         Herndon, Virginia 20171-3025

if to the Tenant:        Inventa Corporation
                         Woodland Park
                         2121 Cooperative Way
                         Suite 100
                         Herndon, Virginia 20171-3025

Either party may by written notice designate a new address to which such notices shall be directed.

     45.  Special Terms and Conditions. Landlord and Tenant agree to comply with
          ----------------------------
any special terms and conditions identified in Addendum A hereto.

     46.  Time of Essence and Consents. Time is of the essence herein. Except as
          ----------------------------
may be expressly set forth to the contrary: (a) whenever consent or approval of either party is required, such party shall not unreasonably withhold, condition or delay such consent or approval; (b) whenever a party is permitted to make a judgment, form an opinion or exercise discretion in taking any action or making any determination, the party shall employ commercially reasonable standards in so doing; and (c) where performance is to be made to a party's satisfaction, an objective and reasonable standard shall be employed in regard to such performance.

     IN WITNESS WHEREOF, the said parties have hereunto signed their names and affixed their seals, on the day and year hereinbefore written.

                                        LANDLORD:

                                        NATIONAL RURAL UTILITIES
WITNESS:                                 COOPERATIVE FINANCE CORPORATION


       /s/ XXX                          By: /s/ XXX
-----------------------------              -------------------------------
Assistant Secretary-Treasurer              Governor Chief Executive Officer

(Seal)

                                        TENANT:

WITNESS:                                INVENTA CORPORATION


       /s/ XXX                          By: /s/ XXX
-----------------------------              -------------------------------
Title:   XXX                            Its:   VP Finance
      -----------------------              -------------------------------


(Seal)

                    ADDENDUM A TO NRTC OFFICE BUILDING LEASE
                    ----------------------------------------

                          Special Terms and Conditions
                          ----------------------------

     1.  Use of Smith-Gill Building Cafeteria. During the Term of this Lease,
         ------------------------------------
Tenant and Tenant's employees and business invitees shall have access to and the use of the cafeteria located on the first floor of the adjacent Smith-Gill Building located at 2201 Cooperative Way, Herndon, Virginia, as long as such cafeteria remains in existence. Under no circumstances shall Landlord be obligated to continue to maintain or operate the cafeteria located in the Smith-Gill Building.

     2.  Use of Meeting Rooms in the Building. During the Term of this Lease,
         ------------------------------------
Tenant and Tenant's employees and business invitees shall have access to and the use of the common area meeting rooms located on the first floor of the Building, when and if Landlord makes such common area meeting rooms available to tenants other than National Rural Telecommunications Cooperative and upon such costs, terms and conditions that Landlord shall determine for tenants at such time. Under no circumstances shall Landlord be obligated to continue to maintain or operate the common area meeting rooms located in the Building.

     3.  Repairs. Landlord shall perform and construct, and Tenant shall have no
         -------
responsibility to perform or construct, any repair, maintenance or improvements
(a) necessitated by the acts or omissions of Landlord or any other occupant of the Building, or their respective agents, employees or contractors, (b) occasioned by casualty or by the exercise of the power of eminent domain, (c) for which Landlord has a right of reimbursement from others, (d) which could be treated as a "capital expenditure" under generally accepted accounting principles, (e) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Demised Premises and the Building, and (f) to any portion of the Building outside of the walls of the Demised Premises; provided, however, that to the extent that any of the
                  --------  -------
foregoing items are Building Operating Expenses as defined in Paragraph 5 hereof, Tenant shall have an obligation to pay its proportionate share thereof as set forth in Paragraph 5 hereof.

                                   EXHIBIT A

                           [See Attached Floor Plan]

                                    (Image)
                              Inventa Corporation

                     Architectural Floor Plan, First Floor

                                   EXHIBIT B

                               Letter of Credit
                               ----------------

[Date]

National Rural Utilities Cooperative
Finance Corporation
2201 Cooperative Way
Herndon, VA 20171

     Re: Irrevocable Standby Letter of Credit
         ------------------------------------

Gentlemen:

     By order of the applicant, Inventa Corporation, we hereby establish our irrevocable standby Letter of Credit No._____ in your favor for a sum or sums not to exceed One Hundred Ninety Seven Thousand Seven Hundred Seven and 50/100 Dollars ($197,707.50) (U.S. Dollars)in the aggregate, effective immediately.

     This Letter of Credit shall be payable in immediately available funds in U.S. Dollars. Funds under this Letter of Credit are payable to you upon your presentation to us of the original of this Letter of Credit and a sight draft drawn on us in the form attached as Annex 1 hereto. All drafts must be marked:
"Drawn under Letter of Credit No.____ of [Name of Issuing Bank]."
                                         ----------------------

     This Letter of Credit shall expire twelve months from the date hereof; but is automatically extendable, so that this Letter of Credit shall be deemed automatically extended, from time to time, without amendment, for one year from the expiration date hereof and from each and every future expiration date, unless at least sixty (60) days prior to any expiration date we shall notify you by certified or registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. The final expiration date hereof shall be no earlier than [fill in date which is 90 days after expiration of
                         --------------------------------------------------
lease].
------

     This Letter of Credit is transferable and may be transferred one or more times. However, no transfer shall be effective unless advice of such transfer is received by us in our standard form.

     We hereby agree to honor each draft drawn under and in compliance with this letter of credit, if duly presented at our offices at ________, or at any other of our offices in ______.

     This Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590.

                            [Name of Issuing Bank]

                            By:____________________________

                            Its:___________________________

                                                                         ANNEX 1

                              Form of Sight Draft
                              -------------------

                Drawn under Irrevocable Standby Letter of Credit
                       No.___ of [Name of Issuing Bank]

                                    [Date]

[Name and Address of Issuing Bank]

Ladies and Gentlemen:

     PAY AT SIGHT to the order of National Rural Utilities Cooperative Finance Corporation the sum of $__________.

                              NATIONAL RURAL UTILITIES
                              COOPERATIVE FINANCE CORPORATION

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division



IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114

DATE: FEBRUARY 14, 2000

BENEFICIARY:
NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION
2201 COOPERATIVE WAY
HERNDON, VA 20171
AS "LANDLORD"

APPLICANT:
INVENTA CORPORATION
255 SHORELINE DRIVE, 2/ND/ FLOOR
REDWOOD SHORES, CA 94065
AS "TENANT"

AMOUNT: US$197,707.50 (ONE HUNDRED NINETY SEVEN THOUSAND SEVEN HUNDRED SEVEN AND 50/100 U.S. DOLLARS)

EXPIRATION DATE: FEBRUARY 10, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE BUT IN ANY EVENT NOT BEYOND AUGUST 1, 2005 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT, UNLESS, AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.

                     [LETTERHEAD OF SILICON VALLEY BANK]]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114

DATE: FEBRUARY 14, 2000

THIS LETTER OF CREDIT MAY BE TRANSFERRED IN ITS ENTIRETY MORE THAN ONCE BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHEDEXHIBIT "A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK. 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.



       /s/ XXX                          /s/ XXX
----------------------------      --------------------------
 AUTHORIZED SIGNATURE              AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


                                  EXHIBIT "A"

DATE:

TO: SILICON VALLEY BANK
  3003 TASMAN DRIVE                     RE:  STANDBY LETTER OF CREDIT
  SANTA CLARA, CA 95054                      NO. SVB00IS2114 ISSUED BY
  ATTN: INTERNATIONAL DIVISION.              SILICON VALLEY BANK, SANTA CLARA
       STANDBY LETTERS OF CREDIT             L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

_________________________________
  (BENEFICIARY'S NAME)

_________________________________
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED


_________________________________
  (NAME OF BANK)


_________________________________
 AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114

DATE:  FEBRUARY 14, 2000

BENEFICIARY:
NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION
2201 COOPERATIVE WAY
HERNDON, VA 20171
AS "LANDLORD"

APPLICANT:
INVENTA CORPORATION
255 SHORELINE DRIVE, 2/ND/ FLOOR
REDWOOD SHORES, CA 94065
AS "TENANT"

AMOUNT: US$197,707.50 (ONE HUNDRED NINETY SEVEN THOUSAND SEVEN HUNDRED SEVEN AND 50/100 U.S. DOLLARS)

EXPIRATION DATE: FEBRUARY 10, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE BUT IN ANY EVENT NOT BEYOND AUGUST 1, 2005 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT, UNLESS, AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.

                       LETTERHEAD OF SILICON VALLEY BANK
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2114

DATE: FEBRUARY 14, 2000

THIS LETTER OF CREDIT MAY BE TRANSFERRED IN ITS ENTIRETY MORE THAN ONCE BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED EXHIBIT "A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK. 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.


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 AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division

                                  EXHIBIT "A"

DATE:

TO: SILICON VALLEY BANK
 3003 TASMAN DRIVE                        RE:  STANDBY LETTER OF CREDIT
 SANTA CLARA, CA 95054                         NO. SVB00IS2114 ISSUED BY
 ATTN: INTERNATIONAL DIVISION.                 SILICON VALLEY BANK, SANTA CLARA
 STANDBY LETTERS OF CREDIT                     L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,


______________________________
  (BENEFICIARY'S NAME)


______________________________
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED


______________________________
  (NAME OF BANK)


______________________________
 AUTHORIZED SIGNATURE